VGOF-P12 09/26

LEGG MASON GLOBAL ASSET MANAGEMENT TRUST
LEGG MASON PARTNERS INVESTMENT TRUST
SUPPLEMENT DATED SEPTEMBER 11, 2026
TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
OF EACH FUND LISTED IN SCHEDULE A

The following changes are effective immediately.

I. The following is added to the section titled “More on risks of investing in the fund” in the Prospectus of each fund listed in Schedule A:

Investing in Japan risk:  Japan's economy may be subject to considerable degrees of economic, political and social instability, which could have a negative impact on Japanese securities. The Japanese economy is heavily dependent on international trade, oil and other commodity imports and consistent government policy supporting its export market. Changes in governmental regulations on trade, decreasing imports or exports, and/or an economic recession in Japan may cause the value of the fund's investments to decline. Downturns in the economies of key trading partners such as the United States, China and/or countries in Southeast Asia, including economic, political or social instability in such countries, could also have a negative impact on the Japanese economy as a whole. Currency fluctuations may also adversely impact the Japanese economy, including its export market. Significant public debt and deficits may have a negative effect on economic growth prospects. In addition, Japan’s labor market is adapting to an aging workforce, declining population, and demand for increased labor mobility. These demographic shifts and fundamental structural changes to the labor market may negatively impact Japan’s economic competitiveness. Japan is also subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could significantly disrupt economic activity and negatively affect the fund.

II. The following is added to the section titled “INVESTMENT PRACTICES AND RISK FACTORS” in the SAI of ClearBridge International Value Fund:

Investing in Japan

Investing in Japan may involve risks not typically associated with other markets. Japan may be subject to political, economic, nuclear, and labor risks, among others. Any of these risks, individually or in the aggregate, can impact an investment made in Japan.

Economic Risk. Since 2000, Japan’s economic growth rate has generally remained low relative to other advanced economies, and it may remain low in the future. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. A significant portion of Japan’s trade is conducted with developing nations and can be affected by conditions in these nations. Japan is also heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the Japanese economy. As an island state with few natural resources and limited land area, Japan is reliant on imports for its commodity needs. Any fluctuations or shortages in the commodity markets could have a negative impact on the Japanese economy.

Political Risk. Historically, Japan has experienced periods of political change, and future political developments may lead to changes in policy that might adversely affect the Fund’s investments. Japan’s relations with its neighbors, particularly China, North Korea, South Korea, and Russia, have at times been strained due to territorial disputes, historical animosities, and defense concerns. Should political tension increase, it could adversely affect the Japanese economy and destabilize the region as a whole.

Large Government and Corporate Debt Risk. The Japanese economy faces several concerns, including challenges associated with a prolonged low interest rate environment, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy.

Currency Risk. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. The Japanese government has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors.

Natural Disaster Risk. Japan has experienced earthquakes, tidal waves and tsunamis of varying degrees of severity, including the earthquake and tsunami that caused a nuclear power plant catastrophe in 2011. The risks of such phenomena continue to exist and could have a severe and negative impact on the Fund’s holdings in Japanese securities.

Labor Risk. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan’s labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness.

SCHEDULE A

Fund	Date of Prospectus and SAI
LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

ClearBridge International Growth Fund	March 1, 2026

LEGG MASON PARTNERS INVESTMENT TRUST

ClearBridge International Value Fund	March 1, 2026

Please retain this supplement for future reference.